UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2021 (May 10, 2021)

PROG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-39628	85-2484385
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive Draper, Utah	84020-2315
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (385) 351-1369

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 10, 2021, the Board of Directors (the “Board”) of PROG Holdings, Inc. (the “Company”), upon the recommendation of the Nominating & Corporate Governance Committee, increased the size of the Board from six directors to seven directors and appointed James P. Smith to fill the vacancy created by such increase. The Board also appointed Mr. Smith to serve as a member of the Audit Committee and Nominating & Corporate Governance Committee of the Board. The Board has determined that Mr. Smith is (i) “independent” under the New York Stock Exchange (“NYSE”) listing standards and under the Company’s Corporate Governance Guidelines and (ii) satisfies the independence requirements of the NYSE and Securities and Exchange Commission (“SEC”) rules applicable to audit committee members.

Mr. Smith will participate in and receive the standard compensation that is provided from time to time to the Company’s non-employee directors under the Company’s Compensation Plan for Non-Employee Directors. In addition, Mr. Smith will enter into the Company’s standard indemnification agreement, the form of which was filed with the SEC as Exhibit 10.29 to the Company’s Annual Report on Form 10-K, filed on February 26, 2021.

There is no arrangement or understanding between Mr. Smith and any other persons pursuant to which Mr. Smith was selected as a director. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between the Company and Mr. Smith required to be disclosed herein.

In connection with the appointment of Mr. Smith to the Audit Committee and the Nominating & Corporate Governance Committee of the Board, Kathy T. Betty will no longer serve on the Audit Committee and Douglas C. Curling will no longer serve on the Nominating & Corporate Governance Committee.

On May 11, 2021, the Company issued a press release announcing Mr. Smith’s appointment to the Board. A copy of such press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

99.1	Press Release, dated May 11, 2021

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG HOLDINGS, INC.

By:	/s/ Brian Garner
Brian Garner
Chief Financial Officer

Date: May 11, 2021